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              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

     Date of Event Requiring Report: January 30, 2001

                       QINNET.COM, INC.
    (Exact name of registrant as specified in its charter)

Delaware                    000-28659           75-2610514
(State of Incorporation)    (Commission         (IRS Employer
                            File Number)        Identification #)

     450 North Brand Boulevard, 6th Floor, Glendale, CA  91203
           --------------------------------------------
             (Address of Principal Executive Offices)

                          (818) 291-6250
             ----------------------------------------
       (Registrant's telephone number, including area code)

              Internet Corporation of America, Inc.
        16910 Dallas Parkway, Suite 100, Dallas, TX  75248
        ---------------------------------------------------
              (Registrant's Former Name and Address)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     None

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     None

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

As of January 30, 2001, the Registrant has engaged Grant Thornton
LLP as its independent auditor to audit the Registrant's financial statements for the year ending December 31, 2000.

The Registrant has not consulted with Grant Thornton LLP regarding either: (i) the application of accounting principals to any specific transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Registrant's financial statements.

ITEM 5. OTHER EVENTS

     None

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     None

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS
--------------------

     None

EXHIBITS
--------

     None


ITEM 8. CHANGE IN FISCAL YEAR

     None

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                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 2, 2001                       QINNET.COM, INC.


                                   By: /s/ Paul Schwartz
                                       ----------------------------
                                       Paul Schwartz
                                       Secretary, Treasurer & Director


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